Exhibit 32.1

CEO CERTIFICATION PURSUANT TO
RULE 13a - 14(b) OF THE SECURITIES EXCHANGE ACT
OF 1934, AS AMENDED, AND
18 U.S.C. SECTION 1350*

In connection with the Quarterly Report of Guaranty Federal Bancshares, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Shaun A. Burke, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Shaun A. Burke

Shaun A. Burke
Chief Executive Officer
(Principal Executive Officer)

November 14, 2005

* A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.